                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  RAMBUS INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

[GRAPHIC OMITTED]




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 5, 2002

                               ----------------

To the Stockholders:


     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Rambus Inc., a Delaware corporation (the "Company"), will be held on Tuesday, February 5, 2002 at 10:00 a.m., local time, at the Westin Hotel, 675 El Camino Real, Palo Alto, California 94301, for the following purposes:


   1. To elect four Class I directors for a term of two years and until their successors are duly elected and qualified.


   2. To ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending September 30, 2002.


   3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.


     Only holders of record of the Company's Common Stock at the close of business on December 11, 2001, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.


     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.


                                     By Order of the Board of Directors of
                                     Rambus Inc.

                                     /s/ John D. Danforth
                                     ---------------------------

                                     John D. Danforth
                                     Sr. Vice President, General Counsel
                                     and Secretary




Los Altos, California
December 20, 2001



          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN,
                 DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY
                     AS POSSIBLE IN THE ENCLOSED ENVELOPE

                                  RAMBUS INC.


                                PROXY STATEMENT
                                      FOR
                      2002 ANNUAL MEETING OF STOCKHOLDERS


                               TABLE OF CONTENTS




                                                                                         Page
                                                                                        -----
PROCEDURAL MATTERS ..................................................................     1
   General ..........................................................................     1
   Voting at the Annual Meeting; Record Date ........................................     1
   Quorum; ..........................................................................     1
   Proxies ..........................................................................     1
   Expenses of Solicitation .........................................................     2
   Procedure for Submitting Stockholder Proposals ...................................     2
   Delivery of Voting Materials......................................................     3
PROPOSAL ONE: ELECTION OF DIRECTORS .................................................     4
   General ..........................................................................     4
   Nominees for Class I Directors ...................................................     4
   Information Regarding Nominees and Other Directors ...............................     4
   Board Meetings and Committees ....................................................     6
   Director Compensation ............................................................     7
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS .............................     8
   Review with Management ...........................................................     8
   Review and Discussions with Independent Accountants ..............................     8
   Conclusion .......................................................................     8
PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.................     9
   Audit Fees .......................................................................     9
   Financial Information Systems Design and Implementation Fees .....................     9
   All Other Fees ...................................................................     9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ......................     9
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE .............................    11
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION .........................    11
EXECUTIVE OFFICERS OF THE COMPANY ...................................................    11
EXECUTIVE COMPENSATION ..............................................................    13
   Summary Compensation Table .......................................................    13
   Option Grants in Last Fiscal Year ................................................    14
   Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values .....    14
   Employment Agreements ............................................................    15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ......................................    15
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ......................    15
   Compensation Philosophy and Policies .............................................    15
   Elements of Compensation .........................................................    15
   Fiscal 2001 Executive Compensation ...............................................    16
   Fiscal 2001 Chief Executive Officer Compensation .................................    16
COMPANY STOCK PRICE PERFORMANCE GRAPH ...............................................    18
OTHER MATTERS .......................................................................    19

                                  RAMBUS INC.

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                      2002 ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                               PROCEDURAL MATTERS


General

     This Proxy Statement is being furnished to holders of common stock, par value $0.001 per share (the "Common Stock"), of Rambus Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of the Company's stockholders (the "Annual Meeting") to be held on Tuesday, February 5, 2002 at 10:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Westin Hotel, 675 El Camino Real, Palo Alto, California 94301. The telephone number at the Westin Hotel is (650) 321-4422. The Company's headquarters are located at 4440 El Camino Real, Los Altos, California 94022, and the telephone number at that location is (650) 947-5000.

     This Proxy Statement and the accompanying form of proxy are first being mailed on or about December 20, 2001, together with the Company's 2001 Annual Report to Stockholders (which includes the Company's annual report on Form 10-K for its 2001 fiscal year), to all holders of Common Stock entitled to vote at the Annual Meeting. Stockholders may obtain, for the cost of copying, a copy of any exhibits to the Company's 10-K by writing to the Secretary of the Company at the Company's headquarters.


Voting at the Annual Meeting; Record Date

     Only holders of record of the Company's Common Stock at the close of business on December 11, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 100,536,870 shares of the Company's Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management." All share numbers represented in this Proxy Statement reflect a four-for-one split of the Company's Common Stock effective June 14, 2000.


Quorum

     The Annual Meeting will be held if a majority of the outstanding Common Stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your Common Stock will be counted for purposes of determining whether there is a quorum, even if you wish to abstain from voting from some of the proposals presented at the meeting.

     If you hold your Common Stock through a broker, stock exchange rules prohibit the broker from voting shares held in your brokerage account on some proposals (a "broker non-vote") unless you have given voting instructions to the broker. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but not for purposes of determining whether a proposal has passed.

     The vote of the stockholders will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.


Proxies

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting. The Company has an advance notice Bylaw provision described in "Procedure for Submitting Stockholder Proposals" below. To date, the Company has not received from any stockholder any notice with respect to nomination for the election of directors or other business to be brought before the Annual Meeting.


     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or
(ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Rambus Inc., 4440 El Camino Real, Los Altos, CA 94022, Attention: Secretary.


Expenses of Solicitation


     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.



Procedure for Submitting Stockholder Proposals


     Stockholders may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2003, stockholder proposals must be received by the Secretary of the Company no later than August 22, 2002, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


     In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's Proxy Statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Rambus Inc., 4440 El Camino Real, Los Altos, CA 94022, Attention: Secretary.

Delivery of Voting Materials


     To decrease expenses associated with delivering duplicate voting materials to the Company's stockholders who may have more than one Rambus stock account, the Company is taking advantage of certain new householding rules that permit the delivery of only one set of voting materials to two or more stockholders who share an address. The Company intends to send one set of voting materials to a single address unless the Company has received instructions to deliver separate sets of voting materials. The voting materials consist of the Proxy Statement, the proxy card and the 2001 Annual Report to Stockholders (which includes the Company's annual report on Form 10-K for fiscal year 2001). Any stockholders who share an address and who have received only one set of voting materials may write or call the Company to request a separate copy of these materials. For future annual meetings, stockholders may request separate voting materials, or request that the Company send only one set of voting materials if stockholders are receiving multiple copies of those materials, by calling the Company at: (650) 947-5000 or by writing to the Company at: 4440 El Camino Real, Los Altos, California 94022, Att'n: Secretary.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS


General

     The Company's Board of Directors is currently comprised of seven members who are divided into two classes with overlapping two-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of an equal number of directors.


Nominees for Class I Directors

     Four Class I directors are to be elected at the Annual Meeting for a two-year term ending in 2004. The Board of Directors has nominated BRUCE DUNLEVIE, CHARLES GESCHKE, MARK HOROWITZ and DAVID MOORING for re-election as Class I directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Mr. Dunlevie, Dr. Geschke, Dr. Horowitz and Mr. Mooring. The Company expects that each of Messrs. Dunlevie and Mooring and Drs. Geschke and Horowitz will accept such nomination; however, in the event that Mr. Dunlevie, Dr. Geschke, Dr. Horowitz or Mr. Mooring is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors. The term of office of each person elected as a director will continue until such director's term expires in 2004 or until such director's successor has been elected and qualified.

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the four nominees who receive the greatest number of votes will be elected. There are no cumulative voting rights in the election of directors. Assuming a quorum is present, abstentions will have the effect of a vote "against" the election of a director, and broker non-votes will have no effect on the outcome of the vote.

     The Board of Directors recommends a vote "FOR" the nominees listed above.


Information Regarding Nominees and Other Directors

     Set forth below is certain information regarding the nominees for Class I directors and each other director of the Company whose term of office continues after the Annual Meeting.


           Nominees for Class I Directors for a term expiring in 2004




Name                     Age                 Principal Occupation and Business Experience
----                     ---                 --------------------------------------------
Bruce Dunlevie ......... 45    Mr. Dunlevie has served as a director of the Company since its founding in March 1990. He has been a member of the venture capital firm
                               Benchmark Capital since April 1996, and a general partner of the venture capital firm Merrill, Pickard, Anderson & Eyre since 1989. Mr. Dunlevie also served as Vice President and General Manager of the Personal
                               Computer Systems Division of Everex Systems, a personal computer manufacturer. He holds a B.A. degree in History from Rice University and an M.B.A. from Stanford University. Mr. Dunlevie also serves as a director of Wink Communications, Inc., an electronic commerce company;
                               Handspring, Inc., a provider of handheld computing products; and
                               several privately-held companies.

Name                    Age                 Principal Occupation and Business Experience
----                    ---                 --------------------------------------------
Charles Geschke ....... 62    Dr. Geschke has served as a director of the Company since February 1996.
                              He is a co-founder of Adobe Systems Incorporated, a software company, and has served as a director of that company since 1982, Chief Operating
                              Officer from 1986 to 1995, President from 1989 to 2000 and Chairman since 1997. Prior to 1982, Dr. Geschke held various positions with Xerox's
                              Palo Alto Research Center, including Manager of the Imaging Sciences
                              Laboratory. He holds an A.B. degree in Classics and an M.S. degree in
                              Mathematics from Xavier University of Ohio, and received his Ph.D. in
                              Computer Science from Carnegie-Mellon University.
Mark Horowitz ......... 44    Dr. Horowitz has served as a director since co-founding the Company in
                              March 1990 and as Vice President from March 1990 to May 1994 and currently continues to serve in a part-time capacity as a member of the technical staff. Dr. Horowitz has taught at Stanford University since 1984 where he is currently professor of Electrical Engineering. He holds B.S.
                              and M.S. degrees in Electrical Engineering from Massachusetts Institute of Technology and received his Ph.D. in Electrical Engineering from
                              Stanford University.
David Mooring ......... 43    Mr. Mooring was appointed President and Director in December 1999.
                              Mr. Mooring joined the Company in February 1991 as Vice President,
                              Marketing and Sales. He served as Vice President, Business Development from May 1994 to May 1997, when he became Sr. Vice President and
                              General Manager of the Computer & Memory Group and served in that capacity until his appointment as President. From 1989 to 1991, he served as Vice President of Marketing and Sales at Vitesse Semiconductor, Inc.,
                              a semiconductor manufacturer. From 1980 to 1989, Mr. Mooring held various marketing and sales positions at Intel Corporation. Mr. Mooring holds a B.S. degree in Economics from the University of Santa Clara, an
                              M.B.A. from Pepperdine University and an M.S. degree in Computer
                              Engineering from the University of Southern California.

            Incumbent Class II Directors Whose Terms Expire in 2003




Name                       Age                 Principal Occupation and Business Experience
----                       ---                 --------------------------------------------
William Davidow .......... 66    Dr. Davidow has served as Chairman of the Board of Directors since the
                                 Company was founded in March 1990. Since 1985, Dr. Davidow has been a general partner of Mohr, Davidow Ventures, a venture capital firm. From
                                 1973 to 1985, he held a number of management positions at Intel
                                 Corporation, including Senior Vice President of Marketing and Sales, Vice
                                 President of the Microcomputer Division and Vice President of the
                                 Microcomputer Systems Division. Dr. Davidow holds A.B. and M.S.
                                 degrees in Electrical Engineering from Dartmouth College and a Ph.D. in
                                 Electrical Engineering from Stanford University. He also serves as a director of Numerical Technologies, Inc. and several privately-held companies.

Name                          Age                 Principal Occupation and Business Experience
----                          ---                 --------------------------------------------
P. Michael Farmwald ......... 47    Dr. Farmwald has served as a director since co-founding the Company in
                                    March 1990, and in addition served as Vice President and Chief Scientist from March 1990 to November 1993. Dr. Farmwald founded Skymoon
                                    Ventures in 2000. In addition, Dr. Farmwald has co-founded other semiconductor companies, including Matrix Semiconductor in 1997 and
                                    Epigram in 1996, which was acquired by Broadcom in April 1999. In
                                    November 1993, he co-founded Chromatic Research Inc., a privately held developer of media processors for the PC industry. He served as a director prior to the sale of Chromatic Research Inc. to ATI Technologies Inc. in
                                    November 1998. From 1988 to 1989, Dr. Farmwald was an associate professor of Electrical and Computer Engineering at the University of
                                    Illinois. In 1986, he co-founded FTL which merged that year with MIPS.
                                    From 1986 to 1988, Dr. Farmwald was Chief Scientist for High End
                                    Systems at MIPS. Dr. Farmwald holds a B.S. degree in Mathematics from
                                    Purdue University and a Ph.D. in Computer Science from Stanford
                                    University. He also serves as a director of several privately-held companies.
Geoff Tate .................. 47    Mr. Tate was appointed Chief Executive Officer and Director in December
                                    1999. Mr. Tate joined the Company in May 1990 as President, Chief
                                    Executive Officer and Director. From February 1989 to January 1990,
                                    Mr. Tate was Senior Vice President and Corporate Officer, Microprocessor
                                    and Peripherals at Advanced Micro Devices, Inc. ("AMD"), a
                                    semiconductor manufacturer. From 1979 to 1989, Mr. Tate held various marketing and product line management positions at AMD. Mr. Tate holds a B.S. degree in Computer Science from the University of Alberta and an M.B.A. from the Harvard Graduate School of Business
                                    Administration.

Board Meetings and Committees

     During fiscal 2001, the Board of Directors held four meetings (including regularly scheduled and special meetings), and no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member. On three occasions, certain matters approved by the Board of Directors were approved by unanimous written consent.

     The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Stock Option Committee. The Company has no nominating committee or committee performing a similar function. The Audit Committee and the Compensation Committee currently consist of William Davidow, Bruce Dunlevie and Charles Geschke. The Stock Option Committee currently consists of one member, Geoff Tate.

     Audit Committee. The Audit Committee, which met four times during fiscal 2001, makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. The Board of Directors adopted and approved a written charter for the Audit Committee in January 1998, a copy of which was attached in the proxy statement relating to the 2001 annual meeting of stockholders. The Board of Directors has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

     Compensation Committee. The Compensation Committee, which met once during fiscal 2001, reviews and makes recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees. On three occasions, certain matters were approved by the Compensation Committee by unanimous written consent.

     Stock Option Committee. The Stock Option Committee, which was established in February 1997, has the authority (subject to limitations, if any, which may be established by the Company's Board of Directors) to administer the issuance of stock options under the Company's 1997 Stock Plan (the "1997 Stock Plan") and the Company's 1999 Non-Statutory Stock Option Plan (the "1999 Stock Plan") of up to 100,000 shares per employee per year, other than executive officers. In addition, the Stock Option Committee has the authority to administer the issuance of Common Stock Equivalents under the 1997 Stock Plan. The Stock Option Committee acted by written consent six times during fiscal 2001.



Director Compensation


     Board members do not receive any cash fees for their service on the Board or any Board committee, but they are entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings. All Board members are eligible to receive stock options pursuant to the discretionary option grant program in effect under the 1997 Stock Plan. The 1997 Stock Plan also provides for an automatic grant of an option to purchase 40,000 shares of Common Stock (the "First Option") to each non-employee, non-founder director who becomes a non-employee, non-founder director after the effective date of the 1997 Stock Plan provided that an employee director who becomes a non-employee, non-founder director is not eligible for the First Option. In addition, each non-employee, non-founder director is automatically granted an option to purchase 20,000 shares (a "Subsequent Option") effective October 1 of each year provided he or she is then a non-employee, non-founder director and, provided further, that on such date he or she has served on the Board for at least six months. On October 1, 2001, Dr. Davidow, Mr. Dunlevie and Dr. Geschke were each granted a Subsequent Option to purchase 20,000 shares of Common Stock with an exercise price equal to the closing price of the Company's Common Stock on the Nasdaq Stock Market.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended September 30, 2001, which include the consolidated balance sheets of the Company as of September 30, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the three years in the period ended September 30, 2001, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.



Review with Management


     The Audit Committee has reviewed and discussed the Company's audited financial statements with management.



Review and Discussions with Independent Accountants


     The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.


     The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountants' independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP its independence from the Company.



Conclusion


     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2001.




                                        SUBMITTED BY THE AUDIT COMMITTEE
                                        OF THE BOARD OF DIRECTORS


                                        William Davidow
                                        Bruce Dunlevie
                                        Charles Geschke

                                 PROPOSAL TWO
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS


     The Board of Directors has appointed PricewaterhouseCoopers LLP as independent accountants of the Company to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2002, and has determined that it would be desirable to request that the stockholders ratify such appointment.


     PricewaterhouseCoopers LLP (or its predecessor, Coopers & Lybrand L.L.P.) has audited the Company's financial statements since 1991. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.



Audit Fees


     In connection with the audit of the Company's annual financial statements for the fiscal year ended September 30, 2001, the Company was billed an aggregate of $100,500 for professional services by PricewaterhouseCoopers LLP, its independent accountants. In addition, the Company was billed an aggregate of $34,500 in connection with the independent accountants' review of financial statements contained in the Company's 10-Qs for the fiscal year ended September 30, 2001.



Financial Information Systems Design and Implementation Fees


     The Company did not incur any fees for financial information systems design or implementation during the fiscal year ended September 30, 2001.



All Other Fees


     During the fiscal year ended September 30, 2001, the Company was billed $57,937 for tax and other services rendered by PricewaterhouseCoopers LLP, its independent accountants.


     The Audit Committee has considered the effect of the provision of non-audit services on the independence of PricewaterhouseCoopers LLP. The Audit Committee has determined that the provision of non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining the firm's independence as provided by the Independence Standards Board Standard No. 1.


     The Board of Directors recommends a vote "FOR" this proposal.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.


     The following table sets forth certain information as of November 1, 2001, regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in this Proxy Statement, and (iv) all current directors and officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                                                           Number of Shares     Percentage of
                                                                             Beneficially    Shares Beneficially
Name or Group of Beneficial Owners                                             Owned(1)           Owned(1)
------------------------------------------------------------------------- ----------------- --------------------
Geoff Tate(2) ...........................................................      3,805,955              3.8
David Mooring(3) ........................................................        832,393               *
Robert K. Eulau(4) ......................................................         70,737               *
Gary Harmon(5) ..........................................................        814,489               *
Ed Larsen(6) ............................................................         97,569               *
William Davidow(7) ......................................................      1,059,055              1.1
Bruce Dunlevie(8) .......................................................      4,251,523              4.2
P. Michael Farmwald .....................................................      4,040,936              4.0
Charles Geschke(9) ......................................................        319,999               *
Mark Horowitz(10) .......................................................      2,103,716              2.1
All current directors and officers as a group (11 persons) (11) .........     16,708,932             16.4

----------
*     Less than 1 percent.

(1) Percentage of shares beneficially owned is based on 100,528,334 shares outstanding as of November 1, 2001. Unless otherwise indicated below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days of November 1, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

(2) Includes 306,933 shares subject to options exercisable within 60 days of November 1, 2001, of which 264,433 shares were vested and 42,500 shares were unvested as of November 1, 2001. Also includes 200,000 vested Common Stock Equivalents and 60,000 shares held of record by Mr. Tate's wife, Colleen Thygesen Tate, as Trustee for their children.

(3) Includes 147,499 shares subject to options exercisable within 60 days of November 1, 2001, of which 112,499 shares were vested and 35,000 shares were unvested as of November 1, 2001. Also includes 200,000 vested Common Stock Equivalents.

(4) Includes 66,145 shares subject to options exercisable within 60 days of November 1, 2001, of which 52,604 shares were vested and 13,541 shares were unvested as of November 1, 2001.

(5) Includes 203,335 shares subject to options exercisable within 60 days of November 1, 2001, all of which were vested at November 1, 2001.

(6) Includes 95,000 shares subject to options exercisable within 60 days of November 1, 2001, of which 74,166 shares were vested and 20,834 shares were unvested as of November 1, 2001.

(7) Includes 27,503 shares subject to options exercisable within 60 days of November 1, 2001, of which 26,252 shares were vested and 1,251 shares were unvested as of November 1, 2001.

(8) Includes all shares held by entities affiliated with MPAE V Management Co. Bruce W. Dunlevie, a director of the Company, is a general partner of MPAE V Management Co. which is a general partner of Merrill, Pickard, Anderson & Eyre V, L.P. which owns 3,766,064 shares. Mr. Dunlevie is deemed to have voting and investment power with respect to such shares. Mr. Dunlevie may be deemed to beneficially own such shares, but he disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. Also includes (i) 192,499 shares subject to options exercisable within 60 days of November 1, 2001, of which 191,248 shares were vested and 1,251 shares were unvested as of November 1, 2001, and (ii) 32,000 shares held of record by Mr. Dunlevie as trustee for his children.

(9) Includes 167,500 shares held of record by The Geschke Family Trust dated 9/25/87, and 152,499 shares subject to options exercisable within 60 days of November 1, 2001, of which 151,248 shares were vested and 1,251 shares were unvested as of November 1, 2001.

(10) Includes 4,000 shares subject to options exercisable within 60 days of November 1, 2001, of which 3,333 shares were vested and 667 shares were unvested as of November 1, 2001.

(11) Includes 1,118,078 shares subject to options exercisable within 60 days of November 1, 2001, of which 991,783 shares were vested and 126,295 shares were unvested as of November 1, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during fiscal 2001, all of its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of Dr. Davidow, Mr. Dunlevie and Dr. Geschke. No interlocking relationship exists between any member of the Company's Compensation Committee or any executive officer of the Company and any member of any other company's board of directors or compensation committee, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.


                       EXECUTIVE OFFICERS OF THE COMPANY

   The executive officers of the Company and their ages and positions as of
                     November 1, 2001, are as follows:




Name                          Age                 Position
----                          ---                 --------
Geoff Tate ................   47      Chief Executive Officer and Director
David Mooring .............   42      President and Director
John D. Danforth ..........   43      Sr. Vice President, General Counsel
                                      and Secretary
Robert K. Eulau ...........   39      Sr. Vice President, Finance and Chief
                                      Financial Officer
Ed Larsen .................   49      Sr. Vice President, Administration

     The Company's executive officers are appointed by, and serve at the discretion of, the Board of Directors. There is no family relationship between any executive officer and any director of the Company.

     Geoff Tate was appointed Chief Executive Officer and Director in December 1999. Mr. Tate joined the Company in May 1990 as President, Chief Executive Officer and Director. From February 1989 to January 1990, Mr. Tate was Senior Vice President and Corporate Officer, Microprocessor and Peripherals at Advanced Micro Devices, Inc. ("AMD"), a semiconductor manufacturer. From 1979 to 1989, Mr. Tate held various marketing and product line management positions at AMD. Mr. Tate holds a B.S. degree in Computer Science from the University of Alberta and an M.B.A. from the Harvard Graduate School of Business Administration.

     David Mooring was appointed President and Director in December 1999. Mr. Mooring joined the Company in February 1991 as Vice President, Marketing and Sales. He served as Vice President, Business Development from May 1994 to March 1997, when he became Sr. Vice President and General Manager of the Computer & Memory Group and served in that capacity until his appointment as President. From 1989 to 1991, he served as Vice President of Marketing and Sales at Vitesse Semiconductor, Inc., a semiconductor manufacturer. From 1980 to 1989, Mr. Mooring held various marketing and sales positions at Intel Corporation. Mr. Mooring holds a B.S. degree in Economics from the University of Santa Clara, an M.B.A. from Pepperdine University and an M.S. degree in Computer Engineering from the University of Southern California.

     John D. Danforth joined the Company in October 2001 as Sr. Vice President, General Counsel and Secretary. From 2000 to 2001, Mr. Danforth was Sr. Vice President, General Counsel and Secretary for Niku Corp., an enterprise software applications company. From 1994 to 2000, he served as Vice President, General Counsel and Secretary of Creative Labs, Inc., a manufacturer of PC peripherals. From 1985 to 1994, he was with the law firm of Morrison & Foerster, becoming a partner in 1988. Mr. Danforth holds a B.A. degree from Yale College and a J.D. from Columbia Law School. He is a member of the Bar Associations of California and New York.


     Robert K. Eulau joined the Company in May 2001 and was appointed Sr. Vice President, Finance, Chief Financial Officer and Secretary in July 2001. In October 2001, Mr. Eulau resigned his position as Secretary upon the appointment of Mr. Danforth as Secretary of the Company. From 1985 to 2001, Mr. Eulau held various financial and marketing management positions at Hewlett-Packard Company, most recently as Vice President and CFO of the Business Customer Organization. Mr. Eulau holds a B.A. degree in Mathematics from Pomona College and an M.B.A. in Finance and Accounting from the University of Chicago.


     Ed Larsen was appointed Sr. Vice President, Administration in December 1999. Mr. Larsen joined the Company in September 1996 as Vice President, Human Resources. From May 1995 to August 1996, he served as Director, Human Resources for Cirrus Logic, Inc., a semiconductor manufacturer. From June 1991 to July 1993 and May 1994 to May 1995, Mr. Larsen was an independent consultant. Mr. Larsen has also held various human resources positions with Zilog, Inc., VLSI Technology and Motorola. Mr. Larsen holds a B.S. degree in Business Administration from the University of Minnesota.

                             EXECUTIVE COMPENSATION



Summary Compensation Table


     The following table sets forth, for the fiscal years ended September 30, 1999, 2000 and 2001, certain summary information regarding the compensation of the Company's Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the "Named Executive Officers") whose annual compensation (salary and bonus) for services rendered in all capacities to the Company exceeded $100,000.


                                                                           Long-Term
                                                                          Compensation
                                                                             Awards
                                                                         -------------
                                                Annual Compensation        Securities
                                              ------------------------     Underlying        All Other
Name and Principal Position           Year       Salary      Bonus(1)      Options(#)     Compensation(2)
---------------------------          ------   -----------   ----------   -------------   ----------------
Geoff Tate(3) ....................   2001      $250,008      $104,448        840,000          $1,800
Chief Executive Officer              2000       236,448        94,460      1,000,000           1,930
                                     1999       210,866       122,682        360,000           1,920
David Mooring(4) .................   2001       240,000        98,509        840,000           1,736
President                            2000       227,500        88,201      1,000,000           1,834
                                     1999       190,000       108,619        280,000           1,832
Robert K. Eulau(5) ...............   2001        93,750        50,000        675,000             266
Sr. Vice President, Finance and      2000            --            --             --              --
Chief Financial Officer              1999            --            --             --              --
Gary Harmon(6) ...................   2001       187,661        67,412             --           1,640
Sr. Vice President, Finance and      2000       193,750        75,794        160,000           1,689
Chief Financial Officer              1999       175,000        98,907         60,000           1,676
Ed Larsen ........................   2001       177,481        80,154        220,000           1,480
Sr. Vice President, Administration   2000       165,385        65,591        320,000           1,448
                                     1999       150,000        83,993        200,000           1,424

----------
(1)   Earned for services during year.

(2)   Consists of group term life insurance premiums paid by the Company.

(3) As of the end of fiscal 2001, Mr. Tate held an aggregate of 500,000 unvested Common Stock Equivalents (CSEs), which had a dollar value of $3,680,000, based on the closing market price of $7.36 on September 28, 2001, the last trading day of fiscal 2001. Vesting of the CSEs is contingent upon the achievement of certain business milestones. In the event that the milestones are not achieved, the CSEs will expire unvested at 10/20/09, ten years from the date of grant.

(4) As of the end of fiscal 2001, Mr. Mooring held an aggregate of 500,000 unvested Common Stock Equivalents (CSEs), which had a dollar value of $3,680,000, based on the closing market price of $7.36 on September 28, 2001, the last trading day of fiscal 2001. Vesting of the CSEs is contingent upon the achievement of certain business milestones. In the event that the milestones are not achieved, the CSEs will expire unvested at 10/20/09, ten years from the date of grant.

(5)   Mr. Eulau was appointed as an executive officer of the Company in July
      2001.

(6)   Mr. Harmon resigned as an executive officer of the Company in July 2001.

Option Grants in Last Fiscal Year

     The following table sets forth certain information regarding stock options granted to each of the Named Executive Officers for the fiscal year ended September 30, 2001.

                                            Individual Grants
                       -----------------------------------------------------------
                                                                                   Potential Realizable Value at
                         Number of        % of                                       Assumed Annual Rates of
                        Securities    Total Options                                  Stock Price Appreciation
                        Underlying     Granted to         Exercise                      For Option Term(1)
                          Options     Employees in         Price        Expiration ----------------------------
Name                      Granted    Fiscal Year(2)     Per Share(3)       Date          5%            10%
----                   ------------ ---------------- ----------------- ----------- ------------- --------------
Geoff Tate ...........   240,000          2.2174%      $ 54.625         12/12/10    $ 8,244,809   $20,893,964
                         600,000          5.5435%      $  4.86          08/23/11    $ 1,833,857   $ 4,647,353
David Mooring ........   240,000          2.2174%      $ 54.625         12/12/10    $ 8,244,809   $20,893,964
                         600,000          5.5435%      $  4.86          08/23/11    $ 1,833,857   $ 4,647,353
Robert K. Eulau ......   500,000          4.6196%      $  9.07          06/21/11    $ 2,852,037   $ 7,227,622
                          50,000           .4620%      $  2.50 (4)      06/21/11    $   613,704   $ 1,051,262
                         125,000          1.1549%      $  4.86          08/23/11    $   382,053   $   968,199
Gary Harmon ..........     0(5)               --           --                 --             --            --
Ed Larsen ............    60,000           .5543%      $ 54.625         12/12/10    $ 2,061,202   $ 5,223,491
                         160,000          1.4783       $  4.86          08/23/11    $   489,028   $ 1,239,294

----------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten-year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect the Company's estimate of future stock price growth.

(2) The Company granted options to purchase 10,823,500 shares of Common Stock to all employees during fiscal 2001.

(3) Unless otherwise indicated, options were granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant.

(4) Options granted at less than fair market value on date of grant. Vesting of options contingent upon achievement of certain business milestones.

(5)   Mr. Harmon resigned as an executive officer in July 2001.


Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

     The following table sets forth for each of the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the year ended September 30, 2001 and the year-end number and value of exercisable and unexercisable options:


                                                                 Number of Securities              Value of Unexercised
                                                                Underlying Unexercised             In-the-Money Options
                                Shares                           Options at 9/30/01(1)                at 9/30/01(2)
                               Acquired         Value       -------------------------------   ------------------------------
Name                         on Exercise       Realized      Exercisable     Unexercisable     Exercisable     Unexercisable
----                        -------------   -------------   -------------   ---------------   -------------   --------------
Geoff Tate ..............       29,066       $1,234,263        216,933         2,340,001         $470,067       $1,500,000
David Mooring ...........           --               --         79,999         2,200,001               --       $1,500,000
Robert K. Eulau .........           --               --             --           675,000               --       $  555,500
Gary Harmon .............       96,665       $  612,148        203,335            n/a   (3)            --           n/a
Ed Larsen ...............        7,499       $  279,103         52,500           720,001               --       $  788,800

----------
(1) Although some options are immediately exercisable for all the option shares, any shares purchased under such an option are subject to repurchase by the Company, at the exercise price paid per share, in the event the optionee ceases to provide services to the Company prior to vesting in those shares.

(2) Market value of underlying securities based on the closing price of the Company's Common Stock on September 28, 2001 (the last trading day of fiscal 2001) on the Nasdaq Stock Market of $7.36 minus the exercise price.

(3)   Mr. Harmon resigned as an executive officer in July 2001.

Employment Agreements

     None of the Company's executive officers has employment or severance agreements with the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 1994, the Company licensed its interface technology to Chromatic Research, Inc. ("Chromatic"), a multimedia processor design company. Under the terms of the license, Rambus received 626,053 shares of Chromatic Series B Preferred Stock. In December 1997, the Company received an additional 142,857 shares of Chromatic Series I Preferred Stock in return for an investment in Chromatic of $1,000,000. As of the Series I financing, Rambus' ownership interest represented approximately 2.7% of the outstanding shares of Chromatic. In November 1998, Chromatic was acquired by ATI Technologies Inc. and the Company received a total of $782,221 in payment for its shares. Chromatic was formed in May 1993 by, among others, Dr. Farmwald, who served as a director of, and consultant to, Chromatic. Investors in Chromatic included affiliates of Mohr, Davidow Ventures, Merrill, Pickard, Anderson & Eyre and Kleiner Perkins, Caufield & Byers. Dr. Davidow and Mr. Dunlevie also served on the Board of Directors of Chromatic.

     The Company believes that all related-party transactions described above were on terms no less favorable than could have been otherwise obtained from unrelated third parties. All future transactions between the Company and its executive officers, directors and principal stockholders will be approved by a majority of the independent and disinterested members of the Board of Directors and will be on terms no less favorable than could be obtained from unrelated third parties.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists of directors William Davidow, Bruce Dunlevie and Charles Geschke, none of whom are employees or officers of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives and key employees who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers of the Company.


Compensation Philosophy and Policies

     The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

    o ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

    o ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

    o ensure that current cash and equity incentive opportunities are competitive with comparable companies.


Elements of Compensation

     Compensation for officers and key employees includes both cash and equity elements.

     Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee and competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees.

     Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1997 Stock Plan and the 1997 Employee Stock Purchase Plan (the "Purchase Plan"). Non-executive officer employees are also eligible to participate in the 1999 Stock Plan. The 1997 Stock Plan permits the Board of Directors or the Committee to grant stock options, stock purchase rights and Common Stock Equivalents to employees on such terms as the Board or the

Committee may determine. The 1999 Stock Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has authority to grant and administer stock options to all employees of the Company. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the company, external competitive circumstances and other relevant factors. These options typically vest over 48 months or 60 months and thus require the employee's continuing services to the Company. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The vesting of these additional stock options usually will not begin until previous option grants have become fully vested. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

     The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company contributes an additional 10% of each employee's contributions on a quarterly basis. The Company contribution is immediately vested.

     The Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of $1 million per executive per year, but excludes from the calculation of such $1 million limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. None of the Company's executive officers approached the $1 million limit in fiscal 2001 nor is any expected to approach such limit in fiscal 2002. However, the provisions of Section 162(m) merit current consideration because, under certain circumstances, the difference between the fair market value and the exercise price of options granted in the present time period, measured at the time of exercise, could be included in the calculation under Section 162(m) of the executive officers' compensation in the time period in which the exercise occurs. This result can be avoided if the plans under which such options are granted comply with certain requirements at the time of grant, including administration by a committee consisting solely of two or more outside directors and stockholder approval of the terms of the plan, including approval of an annual limit stated in the plan on the number of shares with respect to which options may be granted to any employee. The Company's 1997 Stock Plan has been designed and administered to meet such requirements. The Company has not attempted to structure other elements of executive compensation to qualify as performance-based compensation for purposes of Section 162(m).


Fiscal 2001 Executive Compensation

     The Company's executive compensation philosophy is that base salary and cash bonuses should reflect the overall financial and non-financial performance of the Company and that non-cash compensation should be closely aligned with stockholder interests. No executive officer of the Company has an employment or severance agreement with the Company. Executive compensation for 2001 included base salary and cash bonuses. Cash bonuses for executive officers were based on the following measures of the Company's performance: operating income, earnings per share and other performance goals. Executive officers, like other employees, were eligible for option grants under the 1997 Stock Plan and to participate in the Purchase Plan. In the first quarter of fiscal 2001, the Company granted to its executive officers 300,000 options to purchase Rambus Common Stock for $54.625 per share. In general, the options vest ratably over 12-month periods in 2004 and 2005. In the third quarter of fiscal 2001, the Company granted to an executive officer 500,000 options for $9.07 per share. The options vest ratably over the next five years. In addition, 50,000 options were granted to an executive officer for $2.50 per share. Vesting of these options is contingent on the achievement of certain business milestones. In the fourth quarter of fiscal 2001, the Company granted to its executive officers 885,000 options for $4.86 per share. The options vest ratably over 24- and 36-month periods over the next five years.


Fiscal 2001 Chief Executive Officer Compensation

     Geoff Tate joined the Company as President and Chief Executive Officer in 1990 and currently serves as Chief Executive Officer. Mr. Tate does not have an employment or severance agreement with the Company. In setting Mr. Tate's compensation, the Compensation Committee, in addition to considering the factors for all executive officers described above, also considers data reflecting comparative compensation information from other companies. In fiscal 2001, Mr. Tate's compensation was based on the Company's overall performance in relation to goals set in the beginning of the year. In fiscal 2001 the Company granted Mr. Tate options to purchase 840,000 shares of Common Stock. The options vest generally in installments over the next five years and are designed to increase Mr. Tate's incentive to remain with the Company in the future and to closely align Mr. Tate's interests with those of the Company's stockholders.


                                       COMPENSATION COMMITTEE OF THE BOARD
                                       OF DIRECTORS


                                       William Davidow
                                       Bruce Dunlevie
                                       Charles Geschke

                     COMPANY STOCK PRICE PERFORMANCE GRAPH


     The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. ("Nasdaq US Index") and the JPMorgan H&Q Technology Index. The graph assumes that $100 was invested on May 13, 1997, the date of the Company's initial public offering, in the Company's Common Stock, the Nasdaq US Index and the JPMorgan H&Q Technology Index, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance.

[GRAPHIC OMITTED]





                                            JPMorgan
                                NASDAQ        H&Q
                Rambus Inc.       US       Technology
    Date           Index         Index       Index
    ----       -------------   --------   -----------
   5/13/97         $  100        $100         $100
   6/30/97         $  388        $108         $107
   9/30/97         $  464        $127         $129
  12/31/97         $  381        $119         $109
   3/31/98         $  365        $139         $132
   6/30/98         $  509        $143         $135
   9/30/98         $  533        $129         $120
  12/31/98         $  802        $167         $170
   3/31/99         $  536        $188         $185
   6/30/99         $  768        $205         $219
   9/30/99         $  552        $210         $231
  12/31/99         $  562        $311         $379
   3/31/00         $2,454        $349         $427
   6/30/00         $3,433        $304         $384
   9/30/00         $2,631        $279         $377
  12/31/00         $1,204        $187         $245
   3/31/01         $  687        $140         $171
   6/30/01         $  410        $165         $191
   9/30/01         $  245        $114         $125

                                 OTHER MATTERS


     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.


     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.


                                        By Order of the Board of Directors


Los Altos, California
December 20, 2001

                                   RAMBUS INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 5, 2002
                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF RAMBUS INC.

     The undersigned stockholder of Rambus Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated December 20, 2001, and hereby appoints Geoff Tate and John Danforth, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Rambus Inc. to be held on February 5, 2002 at 10:00 a.m., local time, at the Westin Palo Alto Hotel, 675 El Camino Real, Palo Alto, California 94301, and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on December 11, 2001 as hereinafter specified upon the proposals listed on the reverse side.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
  SIDE                                                                SIDE

--------------------------------------------------------------------------------


1.  Election of Class I Directors            For      Withhold     For All
                                             All         All        Except
                                             [ ]         [ ]          [ ]


    Nominees:   01) Bruce Dunlevie
                02) Charles Geschke
                03) Mark Horowitz
                04) David Mooring

To withhold authority to vote, mark
"For all Except" and write the
nominee's number on
the line below.

-----------------------------------

                                             For        Against     Abstain
2.  Ratification of appointment of
    PricewaterhouseCoopers LLP as
    independent accountants of the           [ ]          [ ]         [ ]
    Company for the fiscal year
    ending September 30, 2002.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFOFE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS OUTLINED ABOVE.

Please sign exactly as your name appears below. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person.

If a partnership, please sign in partnership name by authorized person.

Signature                                              Date:
         --------------------------------------------       ------------------
Signature (Joint Owners):                              Date:
                         ----------------------------       ------------------